UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02802

UBS Cashfund Inc.

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.

UBS Global Asset Management

1285 Avenue of the Americas

New York, NY 10019-6028

(Name and address of agent for service)

Copy to:

Jack W. Murphy, Esq.

Dechert LLP

1900 K Street, N.W.

Washington, DC 20006

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

Item 1. Reports to Stockholders.

Money Market Funds

UBS Cashfund Inc.

Annual Report

March 31, 2014

UBS Cashfund Inc.

May 9, 2014

Dear shareholder,

We present you with the annual report for UBS Cashfund Inc. (the “Fund”) for the 12 months ended March 31, 2014.

Performance

The seven-day current yield for the Fund as of March 31, 2014 was 0.01% (after fee waivers and/or expense reimbursements), which is unchanged from March 31, 2013. (For more information on the Fund’s performance, refer to “Performance and portfolio characteristics at a glance” on page 8.)

This should be the Fund’s last annual report. As announced in a notice separately mailed to shareholders,

the Fund is expected to close and liquidate on or about June 19, 2014. We appreciated your interest in the Fund, but the Fund is being closed for a number of reasons, including (1) portfolio management has become more challenging given the Fund’s decreasing asset base, (2) the Fund does not generate sufficient income to cover its operating expenses on its own, and (3) it is expected that the Fund’s assets would otherwise continue to decrease for the foreseeable future given how it is positioned within its primary distribution channel. Please see the April 16, 2014 notice for further information about the liquidation expected to occur in June this year.

In December 2013, the Federal Reserve Board (the “Fed”) announced that it would begin tapering its asset purchase program in January 2014. However, the Fed continued to hold the federal funds rate (the federal funds rate or the “fed funds rate,” is the rate banks charge one another for funds they borrow on an overnight basis) at a historically low range between 0% and 0.25%. (For more details on the Fed’s actions, see below.) This continued to depress yields on a wide range of

UBS Cashfund Inc.

Investment goal:

Current income, stability of principal and high liquidity

Portfolio Manager:

Robert Sabatino

UBS Global Asset Management (Americas) Inc.

Commencement:

January 20, 1978

Dividend payments:

Monthly

UBS Cashfund Inc.

short-term investments and kept the yields of the securities in which the Fund invests extremely low. As a result, the Fund’s yields remained low during the reporting period.

An interview with Portfolio Manager Robert Sabatino

Q.	How would you describe the economic environment during the reporting period?
A.

The overall US economy continued to grow during the reporting period, but the pace of the expansion moderated. Looking back, gross domestic product (“GDP”) growth in the US was 2.5% and 4.1% during the second and third quarters of 2013, respectively. Third quarter GDP was the highest reading since the fourth quarter of 2011. The Commerce Department then reported that fourth quarter 2013 GDP growth was 2.6%. The initial estimate for first quarter 2014 GDP growth was 0.1%[1].

Q.	How did the Fed react to the economic environment?
A.	The Fed took a number of actions during the reporting period. At his press conference following the central bank’s meeting in June 2013, Fed Chairman Ben Bernanke signaled that the Fed might moderate the monthly pace of its bond purchases later in the year. This triggered a substantial sell-off in the fixed income market, as Treasury yields rose sharply and bond prices declined. At its meeting that concluded on September 18, 2013, the Fed surprised the market by delaying the tapering of its asset purchases. At its final meeting of 2013, in December, the Fed announced that it would begin paring back its monthly asset purchases, saying “Beginning in January, the Committee will add to its holdings of agency mortgage-backed securities at a [reduced] pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a [reduced] pace of $40 billion per month rather than $45 billion per month.”

At its meetings in January and March 2014, the Fed said it would further taper its asset purchases, in each case paring its total

[1]	Based on the Commerce Department’s initial estimate announced on April 30, 2014, after the reporting period had ended.

UBS Cashfund Inc.

purchases a total of $10 billion a month. Beginning in April, the Fed planned to purchase a total of $55 billion a month ($25 billion per month of agency mortgage-backed securities and $30 billion per month of longer-term Treasuries). At its meeting in March, the Fed also backed off its previous statement that raising interest rates could be tied to a 6.5% unemployment rate. In its official statement, the Fed said “This assessment [of when to raise rates] will take into account a wide range of information, including measures of labor market conditions, indicators of inflation pressures and inflation expectations, and readings on financial developments.” Finally, at the Fed’s meeting in April, it said it would further reduce its monthly purchases. Beginning in May, it will buy a total of $45 billion a month ($20 billion of agency mortgage-backed securities and $25 billion of longer-term Treasuries)2.

Q.	How did you position the Fund over the fiscal year?
A.	We tactically adjusted the Fund’s weighted average maturity (“WAM”) throughout the 12-month review period. When the reporting period began, the Fund had a WAM of 46 days. The Fund’s WAM ended the period at 29 days.

Q.	What level of portfolio diversification did you maintain during the reporting period?
A.	At the issuer level, we maintained a high level of diversification, investing in smaller positions with the goal of reducing risk and keeping the Fund highly liquid. To that end, we typically purchased up to 3% in single nongovernment issuers throughout the reporting period.

Q.	What types of securities did you emphasize over the period?
A.	Several adjustments were made to the Fund’s sector positioning during the 12-month period. We substantially increased the Fund’s exposures to repurchase agreements and, to lesser extents, commercial paper, as well as non-US government agency and bank notes. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

[2]	The Fed’s decision to further taper was made at its meeting that concluded on April 30, 2014, after the reporting period had ended.

UBS Cashfund Inc.

Conversely, we significantly reduced our allocation to direct US government and agency obligations. Elsewhere, we pared the Fund’s allocation to certificates of deposit and short-term corporate obligations.

Q.	What factors do you believe will affect the Fund over the coming months?
A.	As noted above, the Fund is expected to close and liquidate on or about June 19, 2014, and will be managed in a manner to facilitate its winding up of affairs so that the final share redemption proceeds are timely paid, in accordance with plans detailed in the April 16, 2014 letter to shareholders.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver President UBS Cashfund Inc. Managing Director UBS Global Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager UBS Cashfund Inc. Managing Director UBS Global Asset Management (Americas) Inc.

*	Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

UBS Cashfund Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 month period ended March 31, 2014. The views and opinions in the letter were current as of May 9, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

UBS Cashfund Inc.

Understanding your Fund’s expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2013 to March 31, 2014.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

UBS Cashfund Inc.

Understanding your Fund’s expenses (unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs—for example, exchange fees.

	Beginning account value October 1, 2013	Ending account value[1] March 31, 2014	Expenses paid during period[2] 10/01/13 to 03/31/14	Expense ratio during the period
Actual	$1,000.00	$1,000.10	$0.70	0.14%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.23	0.71	0.14

[1]

“Actual—Ending account value” may or may not be reflective of a shareholder’s actual investment experience during periods of very low interest rates. While the Fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

[2]	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half year period).

UBS Cashfund Inc.

Performance and portfolio characteristics at a glance (unaudited)

Yields and characteristics	03/31/14	09/30/13	03/31/13
Seven-day current yield after fee waivers and/or expense reimbursements[1]	0.01%	0.01%	0.01%
Seven-day effective yield after fee waivers and/or expense reimbursements[1]	0.01	0.01	0.01
Seven-day current yield before fee waivers and/or expense reimbursements[1]	(0.54)	(0.50)	(0.38)
Seven-day effective yield before fee waivers and/or expense reimbursements[1]	(0.54)	(0.50)	(0.38)
Weighted average maturity [2]	29 days	36 days	46 days
Net assets (mm)	$389	$501	$609
Portfolio composition[3]	03/31/14	09/30/13	03/31/13
Commercial paper	56.1%	57.1%	53.8%
Repurchase agreements	20.5	17.1	9.1
Certificates of deposit	15.7	13.4	17.0
US government and agency obligations	3.3	12.4	18.6
Short-term corporate obligations	1.3	—	1.5
Bank note	1.3	—	—
Non-US government agency	1.8	—	—
Other assets less liabilities	(0.0)[4]	(0.0)[4]	0.0 [4]
Total	100.0%	100.0%	100.0%

[1]

Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

[2]	The Fund’s portfolio is actively managed and its weighted average maturity will differ over time.

[3]	Weightings represent percentages of the Fund’s net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

[4]	Represents less than 0.05% of net assets as of the date indicated.

An investment in UBS Cashfund Inc. is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Not FDIC insured. May lose value. No bank guarantee.

UBS Cashfund Inc.

Statement of net assets—March 31, 2014

Security description	Face amount	Value
US government and agency obligations—3.34%
Federal Home Loan Bank 0.100%, due 07/29/14	$3,000,000	$2,999,703
Federal National Mortgage Association* 0.120%, due 04/16/14[1]	5,000,000	4,999,750
US Treasury Bill 0.087%, due 04/24/14[1]	5,000,000	4,999,722
Total US government and agency obligations (cost—$12,999,175)		12,999,175
Bank note—1.29%
Banking-US—1.29%
Bank of America N.A. 0.150%, due 04/17/14 (cost—$5,000,000)	5,000,000	5,000,000
Certificates of deposit—15.68%
Banking-non-US—11.31%
Bank of Nova Scotia 0.246%, due 04/22/14[2]	4,000,000	4,000,000
Credit Industriel et Commercial 0.200%, due 06/05/14	4,000,000	4,000,000
Credit Suisse 0.140%, due 05/28/14	8,000,000	8,000,000
Mizuho Bank Ltd. 0.200%, due 04/03/14	3,000,000	3,000,000
National Australia Bank Ltd. 0.275%, due 04/07/14[2]	2,000,000	2,000,000
Natixis 0.215%, due 04/28/14[2]	3,000,000	3,000,000
Nordea Bank Finland PLC 0.290%, due 11/20/14	2,000,000	2,000,000
Norinchukin Bank Ltd. 0.100%, due 04/03/14	10,000,000	10,000,000
Societe Generale 0.273%, due 04/30/14[2]	3,000,000	3,000,000
Sumitomo Mitsui Banking Corp. 0.210%, due 06/09/14	5,000,000	5,000,000
		44,000,000

UBS Cashfund Inc.

Statement of net assets—March 31, 2014

Security description	Face amount	Value
Certificates of deposit—(concluded)
Banking-US—4.37%
Branch Banking & Trust Co.
0.160%, due 04/14/14	$8,000,000	$8,000,000
0.130%, due 05/30/14	2,000,000	2,000,000
JPMorgan Chase Bank N.A. 0.380%, due 12/04/14	2,000,000	2,000,000
Wells Fargo Bank N.A. 0.210%, due 06/09/14	5,000,000	5,000,000
		17,000,000
Total certificates of deposit (cost—$61,000,000)		61,000,000
Commercial paper[1]—56.12%
Asset backed-miscellaneous—23.09%
Atlantic Asset Securitization LLC 0.150%, due 04/17/14	5,000,000	4,999,667
Cancara Asset Securitisation LLC
0.170%, due 04/03/14	7,000,000	6,999,934
0.170%, due 04/23/14	4,000,000	3,999,584
Chariot Funding LLC 0.230%, due 04/29/14	5,000,000	4,999,106
Gotham Funding Corp.
0.170%, due 04/01/14	7,000,000	7,000,000
0.150%, due 04/17/14	4,800,000	4,799,680
Manhattan Asset Funding Co. LLC 0.170%, due 06/13/14	8,000,000	7,997,242
Old Line Funding LLC
0.230%, due 04/15/14	3,000,000	2,999,732
0.180%, due 05/16/14	3,000,000	2,999,325
Regency Markets No.1 LLC
0.140%, due 04/14/14	1,000,000	999,949
0.140%, due 04/22/14	9,000,000	8,999,265
Sheffield Receivables Corp.
0.140%, due 04/14/14	5,000,000	4,999,747
0.180%, due 06/10/14	5,000,000	4,998,250
Thunder Bay Funding LLC 0.230%, due 06/04/14	3,000,000	2,998,773

UBS Cashfund Inc.

Statement of net assets—March 31, 2014

Security description	Face amount	Value
Commercial paper[1]—(continued)
Asset backed-miscellaneous—(concluded)
Victory Receivables Corp.
0.140%, due 04/29/14	$4,000,000	$3,999,564
0.170%, due 05/07/14	5,000,000	4,999,150
Working Capital Management Co.
0.150%, due 04/14/14	8,000,000	7,999,567
0.160%, due 05/05/14	3,000,000	2,999,547
		89,788,082
Banking-non-US—9.25%
Caisse Centrale Desjardins
0.160%, due 04/09/14	3,000,000	2,999,893
0.160%, due 05/20/14	5,650,000	5,648,770
DBS Bank Ltd.
0.240%, due 04/01/14	4,315,000	4,315,000
0.240%, due 04/23/14	6,000,000	5,999,120
Mizuho Funding LLC 0.200%, due 05/06/14	7,000,000	6,998,639
Sumitomo Mitsui Banking Corp. 0.210%, due 06/10/14	5,000,000	4,997,958
Svenska Handelsbanken AB 0.215%, due 04/22/14	5,000,000	4,999,373
		35,958,753
Banking-US—12.47%
Bedford Row Funding Corp.
0.050%, due 04/03/14	9,000,000	8,999,975
0.280%, due 10/09/14	2,000,000	1,997,029
BNP Paribas Finance, Inc.
0.170%, due 04/07/14	5,000,000	4,999,858
0.220%, due 06/06/14	4,000,000	3,998,387
Erste Finance LLC 0.160%, due 04/01/14	10,000,000	10,000,000
ING (US) Funding LLC 0.200%, due 05/13/14	5,000,000	4,998,833

UBS Cashfund Inc.

Statement of net assets—March 31, 2014

Security description	Face amount	Value
Commercial paper[1]—(concluded)
Banking-US—(concluded)
Natixis US Finance Co. LLC 0.050%, due 04/01/14	$7,000,000	$7,000,000
Northern Pines Funding LLC
0.250%, due 05/27/14	3,000,000	2,998,833
0.240%, due 05/30/14	3,500,000	3,498,624
		48,491,539
Energy-integrated—1.29%
CNPC Finance HK Ltd. 0.300%, due 04/01/14	5,000,000	5,000,000
Finance-captive—1.80%
John Deere Capital Corp. 0.060%, due 04/03/14	7,000,000	6,999,977
Finance-captive automotive—1.80%
Toyota Motor Credit Corp.
0.200%, due 04/16/14	2,000,000	1,999,833
0.160%, due 06/26/14	5,000,000	4,998,089
		6,997,922
Finance-non-captive diversified—2.57%
General Electric Capital Corp.
0.130%, due 05/22/14	5,000,000	4,999,079
0.200%, due 08/05/14	5,000,000	4,996,500
		9,995,579
Insurance-life—3.34%
MetLife Short Term Funding LLC 0.090%, due 04/08/14	3,000,000	2,999,947
Prudential PLC 0.150%, due 05/13/14	10,000,000	9,998,250
		12,998,197
Retail-discount—0.51%
Wal-Mart Stores, Inc. 0.060%, due 04/17/14	2,000,000	1,999,947
Total commercial paper (cost—$218,229,996)		218,229,996

UBS Cashfund Inc.

Statement of net assets—March 31, 2014

Security description	Face amount	Value
Non-US government agency—1.79%
Supranational—1.79%
Export Development Canada 0.140%, due 04/01/14[2,3]	$2,000,000	$2,000,000
KfW 0.135%, due 06/13/14	5,000,000	4,998,631
Total non-US government agency (cost—$6,998,631)		6,998,631
Short-term corporate obligation—1.29%
Banking-non-US—1.29%
Barclays Bank PLC 0.360%, due 05/07/14[4] (cost—$5,000,000)	5,000,000	5,000,000
Repurchase agreements—20.52%
Repurchase agreement dated 03/31/14 with Barclays Capital, Inc., 0.060% due 04/01/14, collateralized by $35,700,700 US Treasury Bill, zero coupon due 05/01/14 and $100 US Treasury Bond, 3.625% due 02/15/44; (value—$35,700,088); proceeds: $35,000,058	35,000,000	35,000,000
Repurchase agreement dated 03/31/14 with Deutsche Bank Securities, Inc., 0.080% due 04/01/14, collateralized by $59,855,000 Federal Home Loan Mortgage Corp. obligations, zero coupon due 03/15/25 to 05/04/37 and $36,581,000 Federal National Mortgage Association obligations, zero coupon to 7.125% due 01/15/23 to 05/15/30; (value—$45,390,330); proceeds: $44,500,099	44,500,000	44,500,000
Repurchase agreement dated 03/31/14 with State Street Bank and Trust Co., 0.000% due 04/01/14, collateralized by $330,534 Federal Home Loan Mortgage Corp. obligations, 2.070% due 11/07/22; (value—$305,023); proceeds: $299,000	299,000	299,000
Total repurchase agreements (cost—$79,799,000)		79,799,000
Total investments which approximates cost for federal income tax purposes (cost—$389,026,802)—100.03%		389,026,802
Liabilities in excess of other assets—(0.03)%		(129,372)
Net assets (applicable to 388,895,213 shares of common stock outstanding equivalent to $1.00 per share)—100.00%		$388,897,430

UBS Cashfund Inc.

Statement of net assets—March 31, 2014

Affiliated issuer activity

The table below details the Fund’s transaction activity in an affiliated issuer during the year ended March 31, 2014. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 03/31/13	Purchases during the year ended 03/31/14	Sales during the year ended 03/31/14	Value at 03/31/14	Net income earned from affiliate for the year ended 03/31/14
UBS Private Money Market Fund LLC	$—	$15,300,000	$15,300,000	$—	$36

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$12,999,175	$—	$12,999,175
Bank note	—	5,000,000	—	5,000,000
Certificates of deposit	—	61,000,000	—	61,000,000
Commercial paper	—	218,229,996	—	218,229,996
Non-US government agency	—	6,998,631	—	6,998,631
Short-term corporate obligation	—	5,000,000	—	5,000,000
Repurchase agreements	—	79,799,000	—	79,799,000
Total	$—	$389,026,802	$—	$389,026,802

At March 31, 2014, there were no transfers between Level 1 and Level 2.

UBS Cashfund Inc.

Statement of net assets—March 31, 2014

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	70.7%
Japan	9.5
United Kingdom	3.9
Canada	3.8
Singapore	2.6
France	2.6
Switzerland	2.0
China	1.3
Sweden	1.3
Germany	1.3
Australia	0.5
Finland	0.5
Total	100.0%

Portfolio footnotes

*	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

[1]	Rates shown are the discount rates at date of purchase.

[2]	Variable or floating rate security. The interest rate shown is the current rate as of March 31, 2014 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.

[3]

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represents 0.51% of net assets as of March 31, 2014, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	Illiquid security as of March 31, 2014.

See accompanying notes to financial statements

UBS Cashfund Inc.

Statement of operations

For the year ended March 31, 2014

Investment income:
Interest	$822,966
Securities lending income (represents income earned from an affiliated entity)	36
823,002

Expenses:
Investment advisory and administration fees	2,498,353
Transfer agency and related services fees	438,947
Professional fees	135,698
Reports and notices to shareholders	78,119
State registration fees	52,398
Custody and accounting fees	46,871
Directors’ fees	19,208
Insurance fees	14,884
Other expenses	20,734
3,305,212
Fee waivers and/or expense reimbursements by investment advisor and administrator	(2,532,797)
Net expenses	772,415
Net investment income	50,587
Net realized gain	2,280
Net increase in net assets resulting from operations	$52,867

See accompanying notes to financial statements

UBS Cashfund Inc.

Statement of changes in net assets

	For the years ended March 31,
	2014	2013
From operations:
Net investment income	$50,587	$66,049
Net realized gain	2,280	1,136
Net increase in net assets resulting from operations	52,867	67,185
Dividends and distributions to shareholders from:
Net investment income	(50,587)	(66,049)
Net realized gains	(43,965)	—
Total dividends and distributions to shareholders	(94,552)	(66,049)
Net decrease in net assets from capital share transactions	(220,794,545)	(129,452,552)
Cash payment from investment advisor	426,419	—
Net decrease in net assets	(220,409,811)	(129,451,416)
Net assets:
Beginning of year	609,307,241	738,758,657
End of year	$388,897,430	$609,307,241
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements

UBS Cashfund Inc.

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended March 31,

	2014	2013	2012	2011[1]	2010
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0001	0.0001	0.0001	0.0001	0.0002
Dividends from net investment income	(0.0001)	(0.0001)	(0.0001)	(0.0001)	(0.0002)
Distributions from net realized gains	(0.0001)	—	—	(0.0000)[2]	(0.0003)
Total dividends and distributions	(0.0002)	(0.0001)	(0.0001)	(0.0001)	(0.0005)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[3]	0.02%[4]	0.01%	0.01%	0.02%	0.05%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.65%	0.62%	0.61%	0.60%	0.59%
Expenses after fee waivers and/or expense reimbursements	0.15%	0.20%	0.20%	0.27%	0.36%
Net investment income	0.01%	0.01%	0.01%	0.01%	0.02%
Supplemental data:
Net assets, end of year (000’s)	$388,897	$609,307	$738,759	$876,926	$1,179,419

[1]

The investment advisory and administration functions for the Fund were transferred from UBS Financial Services Inc. to UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) on March 1, 2011. As a result, the Fund no longer has a sub-advisor/sub-administrator but is managed directly by UBS Global AM.

[2]	Amount represents less than $0.00005 per share.

[3]

Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

[4]	Payment from investment advisor as disclosed on page 23 had no impact on the Fund’s total investment return and represents less than $0.005 per share.

See accompanying notes to financial statements

UBS Cashfund Inc.

Notes to financial statements

Organization and significant accounting policies

UBS Cashfund Inc. (the “Fund”) was incorporated in Maryland on January 20, 1978 and is registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end diversified management investment company.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Fund attempts to maintain a stable net asset value of $1.00 per share; the Fund has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. As with any money market fund, there is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00 per share.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—Investments are valued at amortized cost. Periodic review and monitoring of the valuation of the securities held by the Fund is performed in an effort to ensure that amortized cost approximates market value.

UBS Cashfund Inc.

Notes to financial statements

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of the Fund’s Statement of net assets.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 under the Investment Company Act or a Fund’s investment strategies and limitations may require the Fund to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with

UBS Cashfund Inc.

Notes to financial statements

the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund potentially exposed to a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk— The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

UBS Cashfund Inc.

Notes to financial statements

Investment advisor and administrator and other transactions with affiliates—The Fund’s Board of Directors has approved an investment advisory and administration contract (the “Advisory Contract”) with UBS Global AM. Under the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

Average daily net assets	Annual rate
Up to $500 million	0.500%
Next $500 million	0.425
Next $500 million	0.390
Next $500 million	0.380
Next $500 million	0.350
Next $1.0 billion	0.345
Next $500 million	0.325
Next $500 million	0.315
Next $500 million	0.300
Next $500 million	0.290
Over $5.5 billion	0.280

At March 31, 2014, UBS Global AM owed the Fund $14,404 for investment advisory and administration fees, net of fee waivers/expense reimbursements.

UBS Global AM has undertaken to waive fees and/or reimburse expenses in the event that current Fund yields drop below a certain level. This undertaking is voluntary and not contractual and may be terminated at any time. For the year ended March 31, 2014, UBS Global AM voluntarily waived all of its investment advisory and administration fees and also reimbursed expenses, totaling $2,532,797 in the aggregate for that purpose; such amount is not subject to future recoupment.

Under normal conditions, the Fund invests cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC (“Private Money Market”), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the

UBS Cashfund Inc.

Notes to financial statements

1940 Act. Private Money Market is managed by UBS Global AM and is currently offered as a cash management option to mutual funds and certain other accounts managed by UBS Global AM. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market’s average daily members’ equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses or net yields at a certain level. Distributions received from Private Money Market, if any, net of fee rebates paid to borrowers, is reflected as securities lending income in the Statement of operations.

In August 2013, UBS Global AM made a voluntary cash payment of $426,419 to the Fund in order to address a differential between the number of shares outstanding and the Fund’s net assets. The differential was attributable to historical, embedded capital losses that were experienced by the Fund over several years prior to the credit crisis of 2008. The voluntary payment to the Fund was not required to maintain a stable net asset value per share. The payment removed a small, historical deviation that was reflected in the Fund’s market price based and amortized cost net asset value per share.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested board member of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended March 31, 2014, the Fund purchased and sold certain

UBS Cashfund Inc.

Notes to financial statements

securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $286,276,740. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund’s investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency related services

UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Fund’s transfer agent, and is compensated for these services by BNY Mellon, not the Fund.

For the year ended March 31, 2014, UBS Financial Services Inc. received from BNY Mellon, not the Fund, $262,769 of the total transfer agency and related service fees paid by the Fund to BNY Mellon.

Securities lending

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Fund’s lending agent. At March 31, 2014, the Fund did not have any securities on loan.

UBS Cashfund Inc.

Notes to financial statements

Other liabilities and components of net assets

At March 31, 2014, the Fund had the following liabilities outstanding:

Dividends payable to shareholders	$1,127
Other accrued expenses*	209,249

*	Excludes investment advisory and administration fees.

At March 31, 2014, the components of net assets were as follows:

Accumulated paid in capital	$388,895,280
Accumulated net realized gain	2,150
Net assets	$388,897,430

Capital share transactions

There are 20 billion shares of $0.001 par value authorized shares of common stock. Transactions in shares of common stock, at $1.00 per share, were as follows:

	For the years ended March 31,
	2014	2013
Shares sold	516,486,929	1,535,758,376
Shares repurchased	(737,372,202)	(1,665,270,577)
Dividends reinvested	90,728	59,649
Net decrease in shares outstanding	(220,794,545)	(129,452,552)

Federal tax status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Fund during the fiscal years ended March 31, 2014 and March 31, 2013 was ordinary income.

UBS Cashfund Inc.

Notes to financial statements

At March 31, 2014, the components of accumulated earnings on a tax basis was undistributed ordinary income of $3,277.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the current year, the Fund utilized $130 of post-enactment short-term capital loss carryforward to offset current year realized gains.

ASC 740-10 “Income Taxes—Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has analyzed and concluded as of March 31, 2014, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended March 31, 2014, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended March 31, 2014, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Subsequent Event

Upon the recommendation of UBS Global AM, the Fund’s Board has approved the liquidation of the Fund pursuant to a Plan of Liquidation (the “Plan”). Accordingly, it is expected that the Fund will be liquidated in accordance with the Plan on or about June 19, 2014 (the “Liquidation Date”). On or before the Liquidation Date, all securities of the Fund will be converted to cash or cash equivalents. As soon as reasonably practicable after the Liquidation Date, the Fund will distribute pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the

UBS Cashfund Inc.

Notes to financial statements

Fund, after paying, or setting aside the amount to pay, any liabilities (the “Liquidating Distribution”). It is expected that the Liquidation Distribution will be at a $1.00 net asset value per share. UBS Global AM, and not the Fund, will bear the usual expenses incurred in connection with the carrying-out of the Plan (for example, the costs of preparing and making certain related regulatory filings); however, expenses incurred by the Fund in the ordinary course during the liquidation will be borne by the Fund.

UBS Cashfund Inc.

Report of Ernst & Young LLP, independent registered public accounting firm

To the Board of Directors and Shareholders of UBS Cashfund Inc.

We have audited the accompanying statement of net assets of UBS Cashfund Inc. (the “Fund”) as of March 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Cashfund Inc. at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two

UBS Cashfund Inc.

years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York

May 29, 2014

UBS Cashfund Inc.

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

In addition, the Fund discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS’s Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Fund information appearing in filings with the SEC on Form N–MFP. Investors also may find additional information about the Fund at the above referenced UBS Web site internet address.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

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UBS Cashfund Inc.

Supplemental information (unaudited)

Board of Directors & Officers

The Fund is governed by a Board of Directors which oversees the Fund’s operations. Each director serves an indefinite term of office. Officers are appointed by the directors and serve at the pleasure of the Board. The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director or officer of the Fund, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s Statement of Additional Information contains additional information about the directors and is available, without charge, upon request by calling 1-800-647 1568.

Interested Directors

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served

Meyer Feldberg††; 72 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Director	Since 1990

UBS Cashfund Inc.

Supplemental information (unaudited)

Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also serves as president of New York Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since 2007). Prior to 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).	Professor Feldberg is a director or trustee of 19 investment companies (consisting of 51 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, or manager.	Professor Feldberg is also a director of Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper) and The New York City Ballet.

UBS Cashfund Inc.

Supplemental information (unaudited)

Independent Directors

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served

Richard Q. Armstrong; 78 c/o Keith A. Weller Assistant Fund Secretary UBS Global Asset Management (Americas) Inc., 1285 Avenue of the Americas New York, NY 10019	Director and Chairman of the Board of Directors	Since 1996 (Director) Since 2004 (Chairman of the Board of Directors)

Alan S. Bernikow; 73 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2005

UBS Cashfund Inc.

Supplemental information (unaudited)

Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director

Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since 1991 and principal occupation since 1995). Mr. Armstrong was president or chairman of a number of international packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages, and Moët Hennessey, among many others) (from 1982 to 1995).	Mr. Armstrong is a director or trustee of 11 investment companies (consisting of 43 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

Mr. Bernikow is retired. He was a consultant on non- management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.	Mr. Bernikow is a director or trustee of 11 investment companies (consisting of 43 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

UBS Cashfund Inc.

Supplemental information (unaudited)

Independent Directors (continued)

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served

Richard R. Burt; 67 McLarty Associates 900 17th Street NW, 8th floor Washington, D.C. 20006	Director	Since 1996

Bernard H. Garil; 73 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2005

Heather R. Higgins; 54 c/o Keith A. Weller Assistant Fund Secretary UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas 12th Floor New York, NY 10019	Director	Since 2005

UBS Cashfund Inc.

Supplemental information (unaudited)

Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director

Mr. Burt is a managing director of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and risk management consulting firm) until 2009. Prior to 2007, he was chairman of Diligence Inc. (information and risk management firm).	Mr. Burt is a director or trustee of 11 investment companies (consisting of 43 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Burt is also a director of The Central Europe & Russia Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc.

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed- end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 11 investment companies (consisting of 43 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Garil is also a director of OFI Global Trust Company (commercial trust company), the Leukemia & Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).	Ms. Higgins is a director or trustee of 11 investment companies (consisting of 43 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

UBS Cashfund Inc.

Supplemental information (unaudited)

Independent Directors (concluded)

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served

David Malpass; 58 Encima Global, LLC 645 Madison Avenue, 5th Floor, New York, NY 10022	Director	Since 2014

UBS Cashfund Inc.

Supplemental information (unaudited)

Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director

Mr. Malpass is the president and founder of Encima Global, LLC (economic research and consulting) (since 2008). From 1993 until 2008, he was Chief Economist and Senior Managing Director of Bear, Stearns & Co. (financial services firm).	Mr. Malpass is a director or trustee of 11 investment companies (consisting of 43 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Malpass is also a director of New Mountain Finance Corp. (business development company).

UBS Cashfund Inc.

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Joseph Allessie*; 48	Vice President, Assistant Secretary and Interim Chief Compliance Officer	Since 2005 (Vice President and Assistant Secretary) Since January 2014 (Interim Chief Compliance Officer)	Mr. Allessie is an executive director (since 2007) (prior to which he was a director), deputy general counsel (since 2005) and interim chief compliance officer (since January 2014) at UBS Global AM—Americas region. Mr. Allessie is a vice president and assistant secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Rose Ann Bubloski*; 46	Vice President and Assistant Treasurer	Since 2011	Ms. Bubloski is a director (since 2012) (prior to which she was an associate director) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She is vice president and assistant treasurer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

UBS Cashfund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Mark E. Carver*; 50	President	Since 2010	Mr. Carver is a managing director and head of product development and management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Thomas Disbrow*; 48	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director) (since 2007) and head of North American fund treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

UBS Cashfund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Michael J. Flook*; 49	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Christopher S. Ha*; 34	Vice President and Assistant Secretary	Since 2012	Mr. Ha is a director and associate general counsel (since 2012) at UBS Global AM— Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

UBS Cashfund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Mark F. Kemper**; 56	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Joanne M. Kilkeary*; 46	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director) (since 2008) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

UBS Cashfund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Tammie Lee*; 43	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Nancy Osborn*; 48	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Robert Sabatino**; 40	Vice President	Since 2001	Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (since 2007), head of US taxable money markets (since 2009), and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of six investment companies (consisting of 37 portfolios) for which UBS Global AM serves as investment advisor or manager.

UBS Cashfund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Eric Sanders*; 48	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Andrew Shoup*; 57	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Keith A. Weller*; 52	Vice President and Assistant Secretary	Since 1995	Mr.Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr.Weller is a vice president and assistant secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

UBS Cashfund Inc.

Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Mandy Yu*; 29	Vice President	Since 2013	Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since 2013) of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a Fund Treasury Manager (from 2012 to 2013) and a Mutual Fund Administrator (from 2007 to 2012) for UBS Global AM—Americas Region. Ms. Yu is a vice president of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

†	Each director holds office for an indefinite term. Officers are appointed by the directors and serve at the pleasure of the Board.

††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

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Directors

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins David Malpass

Principal Officers

Mark E. Carver President Mark F. Kemper Vice President and Secretary	Thomas Disbrow Vice President and Treasurer Robert Sabatino Vice President

Investment Advisor and Administrator

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

Principal Underwriter

UBS Global Asset Management (US) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

©UBS 2014. All rights reserved.

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended March 31, 2014 and March 31, 2013, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $60,824 and $59,700, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended March 31, 2014 and March 31, 2013, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $5,044 and $5,044, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2013 and 2012 semiannual financial statements and (2) review of the consolidated 2012 and 2011 reports on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended March 31, 2014 and March 31, 2013, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $16,425 and $12,950, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended March 31, 2014 and March 31, 2013, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 – with revisions through July 2013)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit ]Committee shall:

…

2.

Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

[1]	The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2014 and March 31, 2013 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2014 and March 31, 2013 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2014 and March 31, 2013 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2014 and March 31, 2013 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2014 and March 31, 2013 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2014 and March 31, 2013 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	For the fiscal year ended March 31, 2014, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore, disclosure item not applicable for this filing.

(g)	For the fiscal years ended March 31, 2014 and March 31, 2013, the aggregate fees billed by E&Y of $268,644 and $193,356, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides (or provided during the relevant fiscal period) services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2014	2013
Covered Services	$21,469	$17,994
Non-Covered Services	247,175	175,362

(h)

The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)	Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Cashfund Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	June 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	June 9, 2014

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	June 9, 2014